EXHIBIT 99.5b


NORTHERN LIFE                                       VARIABLE ANNUITY APPLICATION
A RELIASTAR COMPANY
                 Northern Life Insurance Company
               { Home Office: P.O. Box 12530, Seattle WA 98111-4530            }
               { ReliaStar Service Center: P.O. Box 5050, Minot, ND 58702-5050 }

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ER GROUP POLICY NO.   EFFECTIVE DATE        BILLING NO.        CONTRACT NO.

--------------------  --------------------  -----------------  -----------------

                                      PLAN
================================================================================
[ ] Retail Series             [ ] Plus Series               [ ] RIA Only
    [ ] One Year Step-up          [ ] One Year Step-up
        Death Benefit                 Death Benefit
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ISSUE WITH QUALIFICATION TYPE
[ ] IRA          [ ] Roth               [ ] Nonqualified        [ ] 457
[ ] SEP          [ ] TSA/403(b)         [ ] Other: ___________________________
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                                   ANNUITANT
================================================================================
NAME                                             TAX ID NO.

-----------------------------------------------  -------------------------------
ADDRESS

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CITY                               STATE                   ZIP

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DATE OF BIRTH                      SEX            TELEPHONE NO.
                                   [ ] M  [ ] F
---------------------------------  -------------  ------------------------------
                                     OWNER
                           (IF OTHER THAN ANNUITANT)
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NAME                                             TAX ID NO.

-----------------------------------------------  -------------------------------
ADDRESS

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CITY                               STATE                   ZIP

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DATE OF BIRTH                      SEX            TELEPHONE NO.
                                   [ ] M  [ ] F
---------------------------------  -------------  ------------------------------

                                JOINT ANNUITANT
================================================================================
NAME                                             TAX ID NO.

-----------------------------------------------  -------------------------------
ADDRESS

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CITY                               STATE                   ZIP

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DATE OF BIRTH                      SEX            TELEPHONE NO.
                                   [ ] M  [ ] F
---------------------------------  -------------  ------------------------------
                                  JOINT OWNER
                           (IF OTHER THAN ANNUITANT)
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NAME                                             TAX ID NO.

-----------------------------------------------  -------------------------------
ADDRESS

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CITY                               STATE                   ZIP

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DATE OF BIRTH                      SEX            TELEPHONE NO.
                                   [ ] M  [ ] F
---------------------------------  -------------  ------------------------------

                                    EMPLOYER
================================================================================
NAME                                CONTACT NAME          TELEPHONE NO.

----------------------------------  --------------------------------------------
MAILING ADDRESS                     CITY                  STATE          ZIP

----------------------------------  --------------------------------------------

                                   BENEFICIARY
================================================================================
If additional beneficiary designations are needed, please include on an attachment to the application. Contingent beneficiaries do not receive proceeds unless all primary beneficiaries are deceased when proceeds become due.
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PRIMARY                                  CONTINGENT

---------------------------------------  ---------------------------------------
ADDRESS                                  ADDRESS

---------------------------------------  ---------------------------------------
CITY             STATE           ZIP     CITY             STATE           ZIP

---------------------------------------  ---------------------------------------
TAX ID NO.        RELATIONSHIP TO OWNER  TAX ID NO.        RELATIONSHIP TO OWNER

---------------------------------------  ---------------------------------------

                                PAYMENT SCHEDULE
================================================================================
INITIAL PURCHASE PAYMENT
[ ] Check Attached             $ _____________
[ ] Transfer/Rollover Request  Tax Year_______

[ ] Fixed Account C (Dollar Cost Average
    request form must accompany payment)   $ _____________ (184)
Optional Contribution Mode: _______        $ _____________
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[ ] PERIODIC PAYMENT            PAYMENT AMOUNT       # PYMNTS     ANNUAL PREMIUM
----------------------------- ------------------- -------------- ---------------
    SALARY REDUCTION  [ ] EE
        AGREEMENT OR  [ ] ER  $                  X              = $
        AMENDMENT TO  ------- ------------------- -------------- ---------------
 EMPLOYMENT CONTRACT  [ ] EE
   REQUIRED FOR TSA.  [ ] ER  $                  X              = $
---------------------------------------------------------------- ---------------
                                           TOTAL ANNUAL PREMIUM
                                      (FOR 12-MONTH PERIOD ONLY)  $
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    1ST REMITTANCE DATE    [ ] Monthly Electronic Funds Transfer (EFT)
--------------------------     (Does not apply to TSA: attach PAC form)

-------------------------- BILLING MODE                                   OTHER
                           [1] [2] [4] [9] [10] [12] [20] [22] [24] [26] [     ]
--------------------------
           \/              NON-BILLING MONTHS
           /\              [J] [F] [M] [A] [M]  [J]  [J]  [A]  [S]  [O]  [N] [D]
-------------------------------------------- -----------------------------------
[ ] ROLLOVER/TRANSFER PAYMENT           POLICY NUMBER     AMOUNT        PAYOR
---------------  ---------------------  -------------  ------------  -----------
CHECK ENCLOSED   ACCEPTANCE LETTER
[ ] YES [ ] NO   REQ'D [ ] YES [ ] NO
---------------  ---------------------  -------------  ------------  -----------
CHECK ENCLOSED   ACCEPTANCE LETTER
[ ] YES [ ] NO   REQ'D [ ] YES [ ] NO
---------------  ---------------------  -------------  ------------  -----------
SPECIAL INSTRUCTIONS (IF NECESSARY, ATTACH A SEPARATE SHEET.)

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                                  REPLACEMENT
================================================================================
Will the annuity applied for replace any existing life insurance or annuity?
[ ] Yes  [ ] No  If Yes, complete this section.
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   COMPANY     POLICY NO.    POLICY TYPE   POLICY AMOUNT  REASON FOR REPLACEMENT
------------  ------------  -------------  -------------  ----------------------
                                           $
------------  ------------  -------------  -------------  ----------------------
                                           $
------------  ------------  -------------  -------------  ----------------------

                                   AGREEMENTS
================================================================================
   I hereby authorize and direct Northern Life to act upon telephone instructions, when proper identification is furnished, either from myself, or my broker/dealer and his or her agent, only after discussion with me and with my authorization (non-discretionary authority) to exchange/reallocate from any sub-account (with the exception of Fixed Account C) to any other Sub-Account or to the Fixed Accounts and to change the allocation of future deposits. All telephone exchanges and/or allocation changes are subject to the terms described in the Prospectus for the Variable Annuity Contract. The undersigned agrees that Northern Life is not liable for any loss arising from any exchange or change in allocation of future deposits by acting in accordance with telephone instructions. __________________ (Owner(s) initials)

   Does the proposed Owner consent to eliminate duplicate mailings of identical documents to the same household if the persons in the household have more than one Northern Life contract? [ ] Yes [ ] No
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FORM NO. 13083 7-99                                                  Page 1 of 2

                          PURCHASE PAYMENT ALLOCATION

==================================================================================================================
{NORTHSTAR GALAXY TRUST}              {FIDELITY VARIABLE INSURANCE           {NEUBERGER BERMAN ADVISERS
                                       PRODUCT FUND III}                     MANAGEMENT TRUST}
____ % {020 Emerging Growth           ____ % {079 VIP III Growth             ____ % {031 Partners Portfolio}
            Portfolio}                            Opportunities Portfolio}   ____ % {032 Limited Maturity Bond
____ % {021 Research Enhanced                                                            Portfolio}
            Index Portfolio}          {THE ALGER AMERICAN FUND}              ____ % {095 Socially Responsive
____ % {022 Growth + Value            ____ % {190 ALGER AMERICAN Small                   Portfolio}
            Portfolio}                            Capitalization
____ % {023 High Yield Bond                       Portfolio}                 {FIXED ACCOUNT}
            Portfolio}                ____ % {191 ALGER AMERICAN Growth      ____ % {180 Fixed Account A}
____ % {024 International Value                   Portfolio}                 ____ % {181 Fixed Account B is not
            Portfolio}                ____ % {192 ALGER AMERICAN MidCap                  available on Plus Series}
                                                  Growth Portfolio}
{FIDELITY VARIABLE INSURANCE          ____ % {193 ALGER AMERICAN Leveraged   Fixed Account C is not available for
PRODUCT FUND}                                     AllCap Portfolio}          regular allocations.
____ % {070 VIP Money Market
            Portfolio}                {JANUS ASPEN SERIES}                   OTHER:
____ % {071 VIP Growth Portfolio}     ____ % {006 Aggressive Growth          ____ % _______________________
____ % {072 VIP Equity-Income                     Portfolio}                 ____ % TOTAL (Must equal 100%)
            Portfolio}                ____ % {007 Growth Portfolio}          The proposed Owner understands that
                                      ____ % {008 International Growth       if he/she is entitled to a refund
{FIDELITY VARIABLE INSURANCE                      Portfolio}                 of the purchase payments made upon
PRODUCT FUND II}                      ____ % {009 Worldwide Growth           the revocation of a contract during
____ % {074 VIP II Investment Grade               Portfolio}                 the free look period, then all
            Bond Portfolio}                                                  purchase payments made until five
____ % {081 VIP II Asset Manager:     {OCC ACCUMULATION TRUST}               days after the end of the free look
            Growth Portfolio}         ____ % {015 Managed Portfolio}         period will be allocated to the
____ % {082 VIP II Index 500          ____ % {016 Small Cap Portfolio}       Fidelity VIP Money Market
            Portfolio}                ____ % {017 Equity Portfolio}          Sub-Account, and then transferred
____ % {083 VIP II Contrafund         ____ % {018 Global Equity              to the Fixed Account(s) and/or the
            Portfolio}                            Portfolio}                 Sub-Accounts as designated above.
------------------------------------------------------------------------------------------------------------------

                                  INFORMATION
================================================================================
Does the Proposed Owner(s) consent to delivery of prospectuses, prospectus supplements, statements of additional information, transactional confirmation and periodic statements in one or more of the following forms? (CHECK ALL THAT APPLY.) If none are selected, paper copies will be provided.

[ ] 3.5" Floppy Disk  [ ] CD rom  [ ] Internet Website
[ ] E-Mail, and my e-mail address is _________________________________

This consent is valid until revoked by the Proposed Owner(s) in writing. The Proposed Owner(s) understands that Northern Life may choose to discontinue delivery of the above types at any time and may choose to deliver a paper version.
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                                   AGREEMENTS
================================================================================

I certify that I have read the statements and that my answers to the questions on this application are true and complete to the best of my knowledge. I certify that: 1) the taxpayer Identification Number(s) [TAX ID No.] shown on this form are correct; and 2) the IRS has not notified me that I am currently subject to back-up withholding.

I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF A SUB-ACCOUNT OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I HEREBY ACKNOWLEDGE RECEIPT OF A VARIABLE ANNUITY PROSPECTUS DATED ____________________.
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                                      SIGN
================================================================================
ANNUITANT                               OWNER

--------------------------------------  ----------------------------------------
JOINT ANNUITANT                         JOINT OWNER

--------------------------------------  ----------------------------------------
STATE OF APPLICATION                    DATE

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                               AGENT INFORMATION
================================================================================
Agent(s)  Do you have knowledge or reason to believe that replacement of an
Report:   existing life insurance or annuity policy may be involved?
          [ ] Yes [ ] No (If yes, provide details in Replacement Section. Complete the required state replacement form, if any.)

-------------------------  -------------------------  --------------------------
LICENSED AGENT'S           LICENSED AGENT'S           LICENSED AGENT'S
SIGNATURE                  SIGNATURE                  SIGNATURE

-------------------------  -------------------------  --------------------------
AGENT NAME (PRINTED)       AGENT NAME (PRINTED)       AGENT NAME (PRINTED)

-------------------------  -------------------------  --------------------------
AGENT NO.       SPLIT %    AGENT NO.       SPLIT %    AGENT NO.        SPLIT %

-------------------------  -------------------------  --------------------------
AGENT STATE LICENSE ID NO. AGENT STATE LICENSE ID NO. AGENT STATE LICENSE ID NO.

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AGENT OPTIONS:  [ ] A  [ ] B  [ ] C  [ ] D  [ ] E  [ ] OTHER ___________________
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AGENT REMARKS:

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                                  DEALER ONLY
================================================================================
DEALER NAME                BRANCH OFFICE              DEALER SYMBOL

-------------------------  -------------------------  --------------------------
AUTHORIZED SIGNATURE

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DEALER:
   Make check payable to:               NORTHERN LIFE INSURANCE COMPANY
   and mail check and application to:  {ReliaStar Service Center, P.O. Box 5050,
                                        Minot, ND 58702-5050}
                                       {Variable Payment Processing Department,
                                        P.O. Box 12530, Seattle, WA 98111-4530}
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